UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Registrant)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Barclays Global Investors International Inc.

45 Fremont Street

San Francisco, California 94105

Attn: BGI’s Product Management Team

Intermediary Investor and Exchange-Traded Products Group

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 597-2000

iSHARES® GSCI® COMMODITY-INDEXED TRUST

iSHARES® GSCI® COMMODITY-INDEXED INVESTING POOL LLC

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 9, 2007, iShares® GSCI® Commodity-Indexed Trust filed a Restated Certificate of Trust with the Secretary of State of the State of Delaware to change its name to iShares® S&P GSCI™ Commodity-Indexed Trust. In addition, on May 9, 2007, iShares® GSCI® Commodity-Indexed Investing Pool LLC filed an Amended and Restated Certificate of Formation with the Secretary of State of the State of Delaware to change its name to iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC. A copy of the Restated Certificate of Trust and the Amended and Restated Certificate of Formation, each effective May 9, 2007, are attached hereto as Exhibit 3.1(i) and Exhibit 3.2(i), respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibits are included as part of this report:

3.1	(i)	Restated Certificated Trust of iShares® GSCI® Commodity-Indexed Trust
3.2	(i)	Amended and Restated Certificate of Formation of iShares® GSCI® Commodity-Indexed Investing Pool LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have duly caused this report to be signed on their behalf by the undersigned in the capacities* indicated thereunto duly authorized.

Date: May 9, 2007	iShares® S&P GSCI™ Commodity-Indexed Trust
(Registrant)

Barclays Global Investors International Inc.

By: /s/ LEE KRANEFUSS
Name: Lee Kranefuss
Title: Managing Director

By: /s/ MICHAEL A. LATHAM
Name: Michael A. Latham
Title: Managing Director

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC
(Rule 140 Co-Registrant)

Barclays Global Investors International Inc.

By: /s/ LEE KRANEFUSS
Name: Lee Kranefuss
Title: Managing Director

By: /s/ MICHAEL A. LATHAM
Name: Michael A. Latham
Title: Managing Director

*	The Registrant is a trust and the Co-Registrant is a limited liability company, and the persons are signing in their capacities as officers of Barclays Global Investors International, Inc., the Sponsor of the Registrant and the Manager of the Co-Registrant.

Exhibit Index

Exhibit No.	Description
3.1(i)	Restated Certificated Trust of iShares® GSCI® Commodity-Indexed Trust

3.2(i)	Amended and Restated Certificate of Formation of iShares® GSCI® Commodity-Indexed Investing Pool LLC